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Exhibit 32

                         Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Douglas H. Yaeger, Chairman of the Board, President and Chief Executive Officer of The Laclede Group, Inc., hereby certify that

         (a) To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended March 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.

Date:  April 26, 2005
     ---------------------
                                           /s/ Douglas H. Yaeger
                                         ------------------------------------
                                           Douglas H. Yaeger
                                           Chairman of the Board, President
                                           and Chief Executive Officer



                         Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Barry C. Cooper, Chief Financial Officer of The Laclede Group, Inc. hereby certify that

         (a) To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended March 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.

Date:    April 26, 2005
     ------------------------
                                            /s/ Barry C. Cooper
                                           ----------------------------------
                                            Barry C. Cooper
                                            Chief Financial Officer



                         Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Douglas H. Yaeger, Chairman of the Board, President and Chief Executive Officer of Laclede Gas Company, hereby certify that

         (a) To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended March 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date     April 26, 2005
    ------------------------
                                           /s/ Douglas H. Yaeger
                                          ------------------------------------
                                           Douglas H. Yaeger
                                           Chairman of the Board, President
                                           and Chief Executive Officer



                         Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Barry C. Cooper, Chief Financial Officer of Laclede Gas Company, hereby certify that

         (a) To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended March 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date:    April 26, 2005
     -----------------------
                                            /s/ Barry C. Cooper
                                           ---------------------------------
                                            Barry C. Cooper
                                            Chief Financial Officer